UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/23/2012

Parkway Properties, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11533

Maryland	74-2123597
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Bank of America Center, Suite 2400
390 North Orange Avenue
Orlando, FL 32801
(Address of principal executive offices, including zip code)

(407) 650-0593
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2012, Richard G. Hickson IV, Executive Vice President and Chief Financial Officer of Parkway Properties, Inc. (the "Company") informed the Company that he has resigned from his position effective May 10, 2012. Mr. Hickson has not expressed any disagreements with the Company with respect to any matter, including but not limited to any accounting-related policy or matter. In connection with the resignation, the Company has agreed to pay Mr. Hickson a severance payment in an amount calculated in accordance with Section 5(a) of that certain Retention Agreement dated November 4, 2011 by and between the Company and Mr. Hickson. As a condition of receiving the benefits provided by the Retention Agreement, Mr. Hickson agreed to provide the Company with a general release of claims.

The Board of Directors of the Company appointed David R. O'Reilly as interim Chief Financial Officer effective May 10, 2012. Mr. O'Reilly, age 37, will continue to serve as Executive Vice President and Chief Investment Officer of the Company, positions he has held since November 1, 2011. He served as Executive Vice President of Banyan Street Capital from August 2011 through October 2011 and as Director of Capital Markets for Eola Capital LLC from August 2009 through May 2011. Mr. O'Reilly served in the investment banking industry as Senior Vice President of Barclays Capital Inc. from September 2008 through June 2009 and in a similar capacity for Lehman Brothers from August 2001 through September 2008.

Mr. O'Reilly has not entered into a written employment agreement with the Company. His compensation is set forth in the Company's proxy statement for the 2012 annual meeting under the heading "Compensation Discussion and Analysis -- 2012 Compensation Program".

The Company issued a press release on April 23, 2012 announcing the organizational change, the full text of which is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

10.1        Retention Agreement dated November 4, 2011 by and between Parkway Properties, Inc. and Richard G. Hickson IV (incorporated by reference to Exhibit 10.33 to the Company's Form 10-K for the year ended December 31, 2011).

99.1        Press release dated April 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parkway Properties, Inc.

Date: April 23, 2012	By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release dated April 23, 2012